SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

CoActive Marketing Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COACTIVE MARKETING GROUP, INC.
75 Ninth Avenue
New York, New York 10011

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

                    The Annual Meeting of the Stockholders of CoActive Marketing Group, Inc. (the “Company”) will be held at the Company’s principal executive offices, 75 Ninth Avenue, New York, New York 10011, at 10:00 a.m., local New York time, on September 18, 2008 to consider the following matters:

(1)	The election of five directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	The approval of an amendment to the Company’s Certificate of Incorporation changing the Company’s name to ‘mktg, inc.’;

(3)	The approval of the Company’s 2008 Employee Stock Purchase Plan;

(4)	The approval of an increase in the number of shares of Common Stock available under the Company’s 2002 Long-Term Incentive Plan from 1,250,000 to 1,650,000; and

(5)	The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                    The Board of Directors has fixed the close of business on August 4, 2008 as the record date for the Annual Meeting. Only stockholders of record of the Company’s Common Stock at the close of business on August 4, 2008 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

                    The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

                    Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope or vote by telephone by following the instructions on the enclosed proxy card. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

By Order of the Board of Directors

Fred Kaseff Chief Financial Officer and Secretary

August 13, 2008

COACTIVE MARKETING GROUP, INC.
75 Ninth Avenue
New York, New York 10011

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 18, 2008

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoActive Marketing Group, Inc., a Delaware corporation (the “Company”), for use at the 2008 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the “Annual Meeting”) to be held at the Company’s principal executive offices, 75 Ninth Avenue, New York, New York 10011, at 10:00 a.m., local New York time, on September 18, 2008, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors’ proxy (the “Proxy”) for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement. You may also vote by telephone by following the instructions on the Proxy.

          All Proxies which are properly completed, signed and returned to the Company or voted by telephone prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder’s instructions. In the absence of instructions, shares represented by such Proxy will be voted:

FOR the election as Directors of the nominees of the Board of Directors;

FOR the approval of the amendment to the Company’s Certificate of Incorporation changing the Company’s name to ‘mktg, inc.’;

FOR the approval of the Company’s 2008 Employee Stock Purchase Plan (the “Stock Purchase Plan”); and

FOR the approval of an increase in the number of shares of Common Stock available under the Company’s 2002 Long-Term Incentive Plan (the “2002 Plan”) from 1,250,000 to 1,650,000.

          The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 75 Ninth Avenue, New York, New York 10011, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

          This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on
Form 10-K for the fiscal year ended March 31, 2008 (“Fiscal 2008”), are being sent to stockholders on or about August 13, 2008.

VOTING SECURITIES

          August 4, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 8,137,790 shares of Common Stock, $.001 par value, excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting. A “broker non-vote” occurs when a broker or other nominee indicates on the Proxy that it does not have discretionary authority to vote on a particular matter.

          Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. Votes withheld from the election of directors are excluded entirely from the vote and will have no effect. There is no cumulative voting in the election of Directors.

          The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Company’s Certificate of Incorporation to change the Company’s name. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

          The vote required to approve the Stock Purchase Plan and the amendment to the 2002 Plan is a majority of the shares represented in person or by proxy at the Annual Meeting entitled to vote. Accordingly, broker non-votes will have no effect on these proposals and abstentions will have the effect of negative votes with respect to these proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of July 15, 2008 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company’s outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company’s executive officers named in the summary compensation table found elsewhere in this Proxy Statement, and (iii) the Company’s Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

(i)	Beneficial Owners of More Than 5% of the Common Stock (Other Than Directors, Nominees and Executive Officers)

	Rutabaga Capital Management 64 Broad Street, 3rd Floor Boston, MA 02109	745,711	(2)	9.2%

	John P. Benfield 63 Murray Ave. Port Washington, NY 11050	462,248		5.7%

	Donald A. Bernard 85 Tintern Lane Scarsdale, NY 10583	524,648		6.4%

	Thomas E. Lachenman 7788 White Road Rising Sun, IN 47040	435,698	(3)	5.4%

	Brian Murphy 16 Beach Lane Westhampton Beach, NY 11978	481,288		5.9%

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

(ii)	Directors, Nominees and Executive Officers

	Herbert M. Gardner c/o CoActive Marketing Group, Inc. 75 Ninth Avenue New York, NY 10011	299,332	(4)	3.6%

	John A. Ward, III c/o CoActive Marketing Group, Inc. 75 Ninth Avenue New York, NY 10011	204,125	(5)	2.5%

	Charles F. Tarzian c/o CoActive Marketing Group, Inc. 75 Ninth Avenue New York, NY 10011	263,705	(6)	3.2%

	Marc C. Particelli c/o CoActive Marketing Group, Inc. 75 Ninth Avenue New York, NY 10011	370,822	(7)	4.5%

	James H. Feeney c/o CoActive Marketing Group, Inc. 75 Ninth Avenue New York, NY 10011	58,675	(8)	*

	Fred Kaseff c/o CoActive Marketing Group, Inc. 75 Ninth Avenue New York, NY 10011	106,250	(9)	1.3%

(iii)	All Directors and Executive Officers as a Group (6 persons)	1,303,209	(10)	15.3%

*	Less than 1%.

(1)

All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission or otherwise available to the Company.

(2)	Based solely on a Form 13F-HR/A filed with the SEC on May 2, 2008.

(3)

Includes 325,698 shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(4)

Includes 40,766 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 64,375 shares of Common Stock issuable upon exercise of immediately exercisable options, and 56,299 shares of Common Stock held in individual retirement accounts for the benefit of Mr. Gardner. Excludes (i) 23,766 shares of Common Stock held by Mr. Gardner’s wife, as to which Mr. Gardner disclaims any beneficial interest, and (ii) 25,180 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(5)	Includes 43,750 shares of Common Stock issuable upon exercise of immediately exercisable options.

(6)	Includes 250,000 shares of restricted stock that are subject to forfeiture and 2,000 shares owned by Mr. Tarzian’s spouse as to which Mr. Tarzian disclaims beneficial ownership.

(7)

Includes 165,000 shares of Common Stock issuable upon exercise of immediately exercisable options. Also includes (i) 14,300 shares owned by Mr. Particelli’s IRA; and (ii) 25,000 shares owned by the Marc C & Kaye B GRAT Trust (the “Trust”). The beneficiaries of the Trust are Mr. Particelli’s children, and Mr. Particelli’s wife is a trustee of the Trust. Mr. Particelli disclaims beneficial ownership of the shares held by the Trust.

(8)	Includes 45,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

(9)	Includes 100,000 shares of restricted stock that are subject to forfeiture.

(10)	Includes 358,891 shares of Common Stock issuable upon exercise of immediately exercisable options and warrants and 350,000 shares of restricted stock that are subject to forfeiture.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

          A Board of five Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company’s By-Laws, until the next Annual Meeting of the Stockholders and until his successor is duly elected and qualified. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

          The Board of Directors recommends a vote FOR the election of the nominees named below as Directors of the Company.

          The following table sets forth information with respect to each nominee for Director of the Company and each executive officer of the Company.

NOMINEES

Marc C. Particelli Age: 63 Director since February 2005; Chairman of the Board

Chairman of the Board of the Company since July 12, 2006, and its interim President and Chief Executive Officer from July 12, 2006 until October 9, 2006. Mr. Particelli was the Chief Executive Officer of Modem Media, an interactive marketing services firm, from January 1991 until its acquisition by Digitas Inc. in October 2004, and more recently, from August 2005 until March 2006, he was the Chief Executive Officer of TSM Corporation, a telecommunications company serving the Hispanic market. Earlier, Mr. Particelli was a partner at Oak Hill Capital Management, a private equity investment firm, and managing director at Odyssey Partners L.P., a hedge fund. Prior to entering the private equity business, Mr. Particelli spent 20 years with Booz Allen where he helped create the Marketing Industries Practice and led its expansion across Europe, Asia and South America. Mr. Particelli also currently serves as a director of and investor in several private companies, and as an advisor to several private equity firms. Mr. Particelli presently serves as a director of Pacifichealth Laboratories, Inc. and Rewards Network Inc.

Charles F. Tarzian Age: 51 Director since October 2006; Chief Executive Officer

Chief Executive Officer of the Company since October 9, 2006. From 1996 through 1999, Mr. Tarzian was President of Blau Marketing Technologies, the technology subsidiary of Barry Blau & Partners, one of the largest independent direct marketing agencies in the U.S. at that time. In late 1998, he became Chief Technology Officer of Circle.com, the publicly traded subsidiary of Snyder Communications Inc. providing Internet professional services, including strategic e-commerce consulting and online marketing. Mr. Tarzian later became Circle.com’s Chief Strategy Officer before being appointed its Chief Executive Officer in November 2000. In 2001, Circle.com was integrated into Euro RSCG Worldwide, the global advertising unit of Havas, and Mr. Tarzian assumed the title of Chief Executive Officer of the New York region of Euro RSCG, a position he held until May 2006.

James H. Feeney Age: 69 Director since July 2004

Principal of The Feeney Group LLC, an advertising and marketing consulting firm working with companies in developing strategic positioning, since 2000. Also Partner of O’Neil Lifton Huffstetler Feeney & Barry, a venture marketing, creative development firm, since May 2003. Prior thereto, from March 1996, was President and CEO of Trone Advertising, an advertising agency. Mr. Feeney was President and Chairman of the Executive Committee of Albert Frank-Guenther Law, a 125 year old international financial service agency from 1993 to 1996. Prior to AFGL, he spent 13 years as Executive Vice President of Ally&Gargano where he led the launch of MCI at the Agency for 5 years. He was at The Ted Bates Advertising Agency for 12 years where he was Managing Director, Senior Vice President.

Herbert M. Gardner Age: 68 Director since May 1997

Executive Vice President, Barrett-Gardner Associates, Inc., an investment and merchant banking firm, since October 2002. Prior thereto, Senior Vice President of Janney Montgomery Scott LLC, an investment banking firm, since 1978. Presently serves as Chairman of the Board of Directors of Supreme Industries, Inc. and as a director of Chase Packaging Corp., Nu Horizons Electronics Corp., TGC Industries, Inc. and Rumson Fair Haven Bank and Trust Company.

John A. Ward, III Age: 62 Director since July 2002

Mr. Ward was the Chief Executive Officer of Innovative Card Technologies, Inc. from August 15, 2006 until September 21, 2007, and was the interim Chief Executive Officer of Doral Financial Corporation from September 15, 2005 until August 15, 2006. Previously, Mr. Ward was the Chairman and Chief Executive Officer of American Express Bank from January 1996 until September 2000, and President of Travelers Cheque Group from April 1997 until September 2000. Mr. Ward joined American Express following a 27-year career at Chase Manhattan Bank, during which he held various senior posts in the United States, Europe and Japan. His last position at Chase was that of Chief Executive Officer of ChaseBankCard Services, which he held from 1993 until 1995. Presently serves as a director of Primus Guaranty, Ltd.

EXECUTIVE OFFICERS

Fred Kaseff Age: 50 Chief Financial Officer

Chief Financial Officer of the Company since October 15, 2007. Previously, served as the Chief Financial Officer of [x+1], an online marketing agency, from June 2006 until September 2007; as the Chief Financial Officer of Firefighter Brands/Firefighter Beverages, a marketer of firefighter-themed foods and beverages, from September 2003 until May 2006; as the Chief Financial Officer of ParishPay, a credit card processor for religious institutions, from May 2002 until August 2003; and as the Chief Financial Officer of Brann Worldwide, a division of Havas Advertising, and Brann’s predecessor corporation, Barry Blau & Partners, from October 1985 until April 2002. Mr. Kaseff began his career as a Staff Accountant with KPMG LLP.

Director Independence

          The Board of Directors has determined that each of the following directors is an “independent director” as defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market (the “Nasdaq listing standards”): Herbert M. Gardner, James H. Feeney, Marc C. Particelli and John A. Ward, III. The Board of Directors has also determined that each of the members of its Audit, Compensation and Nominating Committees meets the independence requirements applicable to those committees prescribed by the Nasdaq listing standards and the Securities and Exchange Commission, as currently in effect.

Committees of the Board of Directors

          The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. The primary responsibilities of each of these committees and their members are listed below.

Audit Committee

          The Audit Committee is composed of Herbert M. Gardner (Chairman), John A. Ward, III and James H. Feeney. The Audit Committee oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company’s quarterly financial statements but is not responsible for their content. The Board of Directors has determined that Herbert M. Gardner is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.

          The Audit Committee operates pursuant to a charter which has been duly adopted by the Board of Directors. A copy of the charter can be viewed on the Company’s website at http://www.coactivemarketing.com.

AUDIT COMMITTEE REPORT

          The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, including the Company’s internal controls, the quality of its financial reporting and the independence and performance of the Company’s independent certified public accountants.

          Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management.

          The Audit Committee reviewed the Company’s audited financial statements for Fiscal 2008 which were included in the Company’s Annual Report on Form 10-K for Fiscal 2008, and met with both management and Lazar Levine & Felix (“Lazar Levine”), the Company’s independent certified public accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

          The Audit Committee has received from Lazar Levine the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Lazar Levine their independence from the Company and its management. The Audit Committee also discussed with Lazar Levine any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited financial statements for Fiscal 2008 be included in the Company’s Annual Report on Form 10-K for Fiscal 2008 for filing with the Securities and Exchange Commission.

Herbert M. Gardner, Chairman
John A. Ward, III
James H. Feeney

Compensation Committee

          The Compensation Committee, composed of John A. Ward, III (Chairman), Herbert M. Gardner, and James H. Feeney, is responsible for determining the compensation packages of the Company’s executives. The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs including:

•

establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers, other senior management and directors and evaluation of performance in light of these stated objectives;

•

review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer, other executive officers and directors; and

•	administration of the Company’s equity compensation plans.

          The Company, on behalf of the Compensation Committee, from time to time retains the services of an outside compensation consultant to review and make recommendations with regard to executive compensation.

          The Compensation Committee operates pursuant to a charter which has been duly adopted by the Board of Directors. A copy of the charter can be viewed on the Company’s website at http://www.coactivemarketing.com.

Compensation Committee Interlocks and Insider Participation

          None of the current members of the Compensation Committee have been, or are, an officer or employee of the Company. During Fiscal 2008, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving as a member of our Board of Directors.

Nominating Committee

          The Nominating Committee, composed of James H. Feeney (Chairman), Herbert M. Gardner and John A. Ward, III, is responsible for, among other things, identifying individuals qualified to become Board members, and recommending to the Board individuals for nomination as members of the Board. The Nominating Committee operates pursuant to a charter which can be viewed on the Company’s website at http://www.coactivemarketing.com

          The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrating excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee will consider diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary. The Committee will use the Board’s and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee will meet to discuss and consider such candidates’ qualifications and selects a nominee by majority vote.

          The Nominating Committee will consider director candidates recommended by stockholders. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 75 Ninth Avenue, New York, New York 10011, not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

          Stockholders who wish to nominate a person for election as a director (as opposed to making a recommendation to the Nominating Committee) must follow the procedures described in Section 3.13 of the Company’s by-laws.

Attendance at Board and Committee Meetings

          During Fiscal 2008, the Board of Directors held ten meetings and acted by unanimous written consent four times, the Audit Committee held five meetings, and the Compensation Committee held one meeting and acted by unanimous written consent twice. During Fiscal 2008, each director attended or participated in 75% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board of Directors on which such director served.

          It is the Company’s policy to encourage each director to attend the annual meeting of stockholders. The Board of Directors generally schedules a meeting on the day of the annual meeting of stockholders and directors therefore typically attend the annual meeting of stockholders. All of the Company’s directors then in office were present at the 2007 Annual Meeting of Stockholders held on September 19, 2007.

Stockholder Communication with the Board of Directors

          Stockholders may send communications to the Board of Directors as a whole, any Committee or group of directors or a single director. Such communications may be sent to the Board of Directors (or a Committee, group or member thereof), c/o Corporate Secretary, 75 Ninth Avenue, New York, New York 10011. The Secretary will receive the correspondence and, unless such communications are irrelevant or inappropriate (such as advertisements and hostile communications) will forward it to the entire Board of Directors or to any individual director or group or Committee of directors to whom the communication is directed, as appropriate.

Code of Conduct

          The Company maintains a Code of Conduct that is applicable to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Conduct, which satisfies the requirements of a “code of ethics” under applicable Securities and Exchange Commission rules, contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code.

PROPOSAL NO. 2
AMENDMENT TO THE CERTIFICATE OF INCORPORATION
OF THE COMPANY

          As part of the Company’s re-branding efforts, which are intended to expand the Company’s sales and marketing potential, the Board of Directors has approved an amendment to the Company’s Certificate of Incorporation changing the Company’s name from CoActive Marketing Group, Inc. to ‘mktg, inc.’ and voted to recommend that the stockholders of the Company approve such amendment at the Annual Meeting. A copy of the proposed amendment to the Certificate of Incorporation effecting the name change is attached as Exhibit A to this Proxy Statement.

          The Board of Directors recommends a vote FOR the amendment to the Certificate to change the name of the Company from CoActive Marketing Group, Inc. to ‘mktg, inc.’

PROPOSAL NO. 3
APPROVAL OF 2008 EMPLOYEE STOCK PURCHASE PLAN

          The Board of Directors has adopted the CoActive Marketing Group, Inc. 2008 Employee Stock Purchase Plan (“Stock Purchase Plan”), subject to stockholder approval. The Stock Purchase Plan provides eligible employees with an opportunity to purchase shares of the Company’s Common Stock through regular payroll deductions.

          The Board recommends a vote FOR the proposal to approve the Stock Purchase Plan.

Description of the Stock Purchase Plan

          The following description is qualified in its entirety by reference to the text of the Stock Purchase Plan which is attached to this proxy statement as Exhibit B.

Purpose

          The purpose of the Stock Purchase Plan is to enable employees to acquire or increase their ownership interests in our company on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of our company.

Share reserve.

          The Stock Purchase Plan authorizes the issuance of 300,000 shares of Common Stock pursuant to purchase rights granted to employees of the Company and its subsidiaries. The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

Administration

          The Board of Directors has delegated its authority to administer the Stock Purchase Plan to the Compensation Committee. The Stock Purchase Plan is implemented through a series of offerings of purchase rights to eligible employees. Under the Stock Purchase Plan, the Company may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering may be terminated under certain circumstances.

Payroll deductions

          All participants may contribute to the Stock Purchase Plan, normally through payroll deductions, up to 15% of their earnings for the purchase of Common Stock under the Stock Purchase Plan. Unless otherwise determined by the Board of Directors, Common Stock will be purchased for accounts of employees participating in the Stock Purchase Plan at a price per share not less than the lesser of (a) 85% of the fair market value of a share of Common Stock on the first date of an offering or (b) 85% of the fair market value of a share of Common Stock on the date of purchase.

Limitations

          Employees may have to satisfy one or more of the following service requirements before participating in the Stock Purchase Plan, as determined by the Board of Directors: (a) customarily employed for more than 20 hours per week, (b) customarily employed for more than five months per calendar year or (c) continuous employment with the Company or one of its subsidiaries for a period of time not to exceed two years. No employee may purchase shares under the Stock Purchase Plan at a rate in excess of $25,000 worth of Common Stock based on the fair market value per share of Common Stock at the beginning of an offering for each year such purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the Stock Purchase Plan if, immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value.

Changes to capital structure

          In the event that there is a specified type of change in the Company’s capital structure, the Board will make appropriate adjustments to (a) the classes and maximum number of securities reserved under the Stock Purchase Plan, (b) the classes and maximum number of securities by which the share reserve may increase automatically each year, (c) the classes and number of securities subject to outstanding purchase rights and (d) the classes and number of securities imposed by purchase limits under each ongoing offering.

Corporate transactions

          In the event of certain significant corporate transactions, any then-outstanding rights to purchase Common Stock under the Stock Purchase Plan may be assumed, continued or substituted for by any surviving or acquiring entity or its parent company. If the surviving or acquiring entity or its parent company elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of Common Stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately thereafter.

Amendment and Termination

          The Board may terminate or suspend the Stock Purchase Plan at any time and may amend the Stock Purchase Plan in any respect except that, without the approval of the Company’s stockholders, no amendment may (a) materially increase the number of shares of Common Stock available for issuance under the Stock Purchase Plan; (b) materially expand the class of individuals who may be granted rights under the Stock Purchase Plan; (c) materially increase the benefits under the plan or reduce the price at which shares of Common Stock may be purchased under the plan; or (d) materially extend the term of, or types of awards available for issuance under the Stock Purchase Plan.

PROPOSAL NO. 4
APPROVAL OF AN INCREASE IN THE SHARES OF
COMMON STOCK AVAILABLE UNDER THE 2002 LONG-TERM INCENTIVE PLAN

          The Board of Directors has adopted an amendment to the 2002 Plan, increasing the number of shares of Common Stock available for the grant of options and other awards under the Plan from 1,250,000 to 1,650,000, subject to stockholder approval.

          The Company is currently authorized to issue up to 1,250,000 shares of Common Stock under the 2002 Plan. As of July 25, 2008, there were options outstanding under the 2002 Plan to purchase 297,500 shares of Common Stock, 596,046 shares of Common Stock issued as a result of options exercised and other stock awards granted under the 2002 Plan, and 356,454 shares available for grants of future awards under the 2002 Plan. The Company believes that in order to successfully attract and retain the best possible employees and directors, the Company must continue to offer a competitive equity incentive program.

          The essential features of the 2002 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2002 Plan, as amended by the amendment proposed in this Proxy Statement, which is included as Exhibit C to this Proxy Statement.

          At the Meeting, the Company’s shareholders will be asked to approve the amendment to the 2002 Plan increasing the number of shares of Common Stock available for issuance of awards thereunder to 1,650,000. Approval of the amendment requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting.

          The Board recommends a vote FOR the proposal to approve an increase in the shares of common stock available under the 2002 Long-Term Incentive Plan from 1,250,000 to 1,650,000.

Description of the 2002 Plan

General

          The 2002 Plan provides for the grant of options or other awards to employees, officers or directors of, or consultants to, the Company or its subsidiaries to acquire up to an aggregate of 1,650,000 shares of Common Stock. The 2002 Plan authorizes the Board to issue incentive stock options (“ISOs”) as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), stock options that do not conform to the requirements of that Code section (“Non-ISOs”), reload options, stock appreciation rights (“SARs”), restricted stock, stock awards and other stock based awards. Directors who are not employees of the Company or any of its subsidiaries (i.e., Independent Directors) may only be granted Non-ISOs.

          The Compensation Committee administers the 2002 Plan and has full power and authority to take any and all actions deemed necessary or desirable for the proper administration of the 2002 Plan and the effectuation of its purposes. The Compensation Committee has authority to select those employees, officers and consultants whose performance it determines significantly promotes the success of the Company to receive discretionary awards under the 2002 Plan, grant the awards, interpret and determine all questions of policy with respect thereto and adopt rules, regulations, agreements and instruments deemed necessary for its proper administration.

Awards

          Non-Qualified and Incentive Stock Options. Awards granted under the 2002 Plan may be ISOs or Non-ISOs. The exercise price of options granted under the 2002 Plan is set by the Compensation Committee and stated in an option agreement, but in no event may it be less than the fair market value of the Common Stock on the date of grant. The exercise price may be paid (i) in U.S. Dollars, (ii) by delivery of the Company’s Common Stock, (iii) by a combination of the preceding methods or (iv) by such other methods as the Compensation Committee may deem appropriate. Options may also contain SARs permitting the recipient to receive the difference between the exercise price per share and the market value of such share on the date of surrender.

          Reload Options. A reload option gives the participant the right to purchase a number of shares of Common Stock equal to the number of shares of Common Stock surrendered to pay the exercise price and used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a participant. Their purpose is to facilitate continued stock ownership in the Company by participants. Upon the exercise of an option granted under the 2002 Plan, the participant, at the discretion of the Committee, may receive a reload option on the terms, conditions and limitations determined by the Committee, from time to time, provided that the exercise price will not be less than the fair market value of the Common Stock at the time of grant.

          Restricted Stock. Awards of Common Stock granted under the 2002 Plan may be subject to forfeiture until such restrictions, terms and conditions as the Compensation Committee may determine are fulfilled.

          Dividend Equivalent Awards. The Compensation Committee may grant an award that represents the right to receive a dividend or its equivalent in value in Common Stock, cash or a combination of both with respect to any new or previously existing award.

          Other Stock and Stock Based Awards. The Compensation Committee may grant Common Stock or other Common Stock based awards that are related to or similar to the awards described above.

Amendment and Termination

          The 2002 Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present or represented and entitled to vote at a duly held shareholders meeting.

          The Board may at any time terminate the 2002 Plan or from time to time amend or modify the 2002 Plan; provided however, that the Board cannot make any material amendments to the 2002 Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present or represented and entitled to vote at a duly held shareholders meeting.

          The 2002 Plan shall in all events terminate on June 30, 2012, unless sooner terminated by the Board or the Company’s shareholders.

Federal Income Tax Consequences

          The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the 2002 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular person or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

          The 2002 Plan is not subject to any of the requirements of ERISA, nor is it qualified under Section 401(a) of the Code.

          Non-Incentive Stock Options. If a Non-ISO is granted in accordance with the terms of the 2002 Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of a Non-ISO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by the Company (or one of its subsidiaries) in the year in which the holder recognizes the ordinary income. The disposition of shares acquired upon exercise of a Non-ISO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option.

          Incentive Stock Options. If an ISO is granted in accordance with the terms of the 2002 Plan, no income will be recognized by the recipient at the time the ISO is granted. On exercise of an ISO, the holder will generally not recognize any income and the Company (or one of its subsidiaries) will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income and the Company (or one of its subsidiaries) will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the Common Stock on the date the ISO is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

          Stock Appreciation Rights. The amount of any cash (or the fair market value of any Common Stock) received upon the exercise of SARs under the 2002 Plan will be includable in the holder’s ordinary income and the Company (or one of its subsidiaries) will be entitled to a deduction for such amount.

          Restricted Shares. If restricted shares are awarded in accordance with the terms of the 2002 Plan, no income will be recognized by such holder at the time such award is made unless the holder makes the 83b election referred to below. A holder who is awarded restricted shares and does not make an 83b election will be required to include in his ordinary income, as compensation, the fair market value of such restricted shares upon the lapse of the forfeiture provisions applicable thereto, plus the amount of any dividend equivalents on such restricted shares, less any amount paid therefor. At the time the restricted shares are first issued, the holder may elect (an “83b election”) to include in his ordinary income, as compensation, the fair market value of such restricted shares at the time of receipt, less any amount paid therefor. A holder who makes an 83b election will not recognize income at the time of the lapse of the forfeiture provisions. Absent the making of the 83b election, any cash dividends or other distributions paid with respect to restricted shares prior to the lapse of the applicable restriction will be includable in the holder’s ordinary income as compensation at the time of receipt. In each case, the Company (or one of its subsidiaries) will be entitled to a deduction in the same amount as the holder realizes compensation income.

          Internal Revenue Code Section 162(m) Limitations. Under Section 162(m) of the Code, no deduction by the Company is allowed in any taxable year for compensation in excess of $1 million paid to the Company’s Chief Executive Officer or any of the Company’s other four most highly paid executive officers who were serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock option plan (such as the 2002 Plan) approved by the Company’s shareholders that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible participants under such plan during a specified period.

Benefits under the 2002 Plan

          Except for the quarterly stock grants to the Company’s non-employee Directors described below under “Compensation of Directors” the Company currently has no specific plans to issue awards under the 2002 Plan. However, the Company has customarily granted awards under the 2002 Plan to participants thereunder, including executive officers of the Company, at the discretion of the Compensation Committee and the Company expects to grant future awards under the 2002 Plan to such participants in accordance with the terms and conditions of the 2002 Plan. Accordingly, except with respect to the quarterly grant of Common Stock valued at $7,500 to each of the Company’s non-employee Directors, the future benefits to be provided to participants in the 2002 Plan are not currently ascertainable.

Equity Compensation Plan Information

          The following table sets forth information with respect to equity compensation plans (including individual compensation arrangements) of the Company as of March 31, 2008.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)	466,250	$4.12	326,898

Equity compensation plans not approved by security holders(2)	40,766	$3.68	—

Total	507,016	$4.09	326,898

(1)	Includes options to purchase 438,750 shares of Common Stock granted under the 2002 Plan and options to purchase 27,500 shares of Common Stock granted under the Company’s 1992 Stock Option Plan.

(2)	Consists of warrants to purchase shares of Common Stock issued in 1997 to a director of ours, in connection with our entry into a financial advisory services agreement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

          The Compensation Committee of the Board of Directors (the “Committee”), under its charter, is charged with, among other things, determining the cash and non-cash compensation of our executive officers, and exercising the authority of the Board of Directors with respect to the administration of our stock-based and other incentive compensation plans.

          Our compensation arrangements with those persons who served as our executive officers for all or part of Fiscal 2008 primarily reflect the individual circumstances surrounding the applicable executive officer’s hiring or appointment, as reflected in the employment agreements we entered into with those persons, and, in the case of departed executives, the separation agreements we entered into with such persons. The foregoing information is intended to provide context for the discussion that follows regarding our compensation arrangements with those persons who served as our executive officers for all or part of Fiscal 2008.

Compensation Philosophy

          The Committee believes that the most effective executive compensation programs are designed to attract and retain key employees, reward the achievement of corporate and individual objectives, and reward superior performance. The Committee evaluates both performance and compensation to make sure that compensation provided to key employees remains competitive relative to the compensation paid to executives at peer companies. The Committee believes that the Company’s compensation programs should include cash and equity-based compensation and should reward performance as measured against individual and Company goals.

Role of Management Officers in Compensation Decisions

          The Committee makes all compensation decisions for executive officers. The Chief Executive Officer, together with other members of management, evaluate the performance of executive officers (other than the Chief Executive Officer), and the Chief Executive Officer then makes recommendations to the Committee with respect to annual salary adjustments, annual cash bonus awards and restricted stock grants. The Committee can exercise its discretion in modifying any recommended salary adjustments or discretionary cash or equity-based awards to executives.

Principal Components of Compensation of Our Executive Officers

          The principal components of the compensation paid to our executive officers consist of:

•	base salary;

•	cash bonuses; and

•	equity compensation, generally in the form of restricted stock.

Allocation and Objectives of Compensation

          The Committee has established the following policies and guidelines with respect to the mix of base salary, cash bonus and equity awards to be paid or awarded to our executive officers.

•	Target cash bonus for our Chief Executive Officer equal to 50% of his base salary for the achievement of objectives established by the Committee and the Board of Directors;

•

Target cash bonus for our other executive officers equal to 30% of the base salary of each such officer, respectively, for the achievement of objectives established by the Committee and the Board of Directors; and

•	Restricted stock grants vesting over five-years, awarded to executive officers at the discretion of the Committee annually and upon initial employment.

Base Salary

          Base salary levels for the Company’s executive officers recognize the experience, skills, knowledge and responsibilities required of each executive officer and are determined, as applicable, based on prevailing market conditions, terms of existing employment agreements, and arms’ length negotiation. The base salary for the Company’s executive officers during Fiscal 2008 reflected the terms of their respective employment agreements.

Equity Compensation

Chief Executive Officer

          Upon his appointment, the Committee approved the award to Mr. Tarzian of 200,000 shares of the Company’s common stock under a Restricted Stock Agreement. The shares will vest in one installment on October 9, 2011 (the five-year anniversary of his appointment) if Mr. Tarzian is then employed by the Company. In addition, the shares are subject to earlier incremental vesting to the extent the Company’s shares of common stock trade above specified thresholds for a minimum period of 20 consecutive trading days during the term of his employment with the Company. In addition, in October 2007, the Committee approved the award to Mr. Tarzian of issued an additional 50,000 shares of restricted Common Stock of the Company vesting over a five-year period.

Chief Financial Officer

          In connection with his appointment as Chief Financial Officer in October 2007, the Committee approved the award to Mr. Kaseff of 100,000 shares of restricted Common Stock of the Company vesting over a five-year period.

Bonus Compensation

          On June 17, 2008, the Committee approved the payment of a $187,500 cash bonus to Mr. Tarzian and a $55,000 cash bonus to Mr. Kaseff in respect of their performance during Fiscal 2008. Such bonuses were paid in July 2008.

Other Benefits

          The Company believes that establishing competitive benefit packages for its employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, and the Company’s 401(k) plan, in each case on the same basis as other employees. During Fiscal 2008, consistent with the Company’s practice with respect to all of its employees, the Company provided matching contributions under its 401(k) plan. Other than the 401(k) plan offered to all of its eligible employees, the Company does not offer retirement benefits.

SUMMARY COMPENSATION TABLE

          The following table shows for Fiscal 2008 compensation awarded to or earned by Charles F. Tarzian, the Company’s Chief Executive Officer; Fred Kaseff and Erwin Mevorah, each of whom served as the Company’s Chief Financial Officer during Fiscal 2008; and Brian Murphy, who served as the Company’s Vice Chairman during Fiscal 2008 (collectively, the “Named Executive Officers”). Erwin Mevorah and Brian Murphy are no longer employed by the Company.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards (1) ($)	All Other Compensation ($)		Total ($)

Charles F. Tarzian, Chief Executive Officer (3)
	2008	$375,000		$187,500	$76,000	—		$638,500
	2007	$179,087		$85,000	$38,000	—		$302,087

Fred Kaseff, Chief Financial Officer (4)
	2008	$127,099		$55,000	$29,000	—		$211,099
	2007	—		—	—	—		—

Erwin Mevorah, former Chief Financial Officer (5)
	2008	$36,092		—	—	$153,638	(9)	$189,730
	2007	$307,940	(7)	$65,000	$76,800	$7,650	(2)	$457,390

Brian Murphy, former Vice Chairman (6)
	2008	$271,500		—	—	$93,625	(9)	$365,125
	2007	$362,000	(8)	—	$4,826	$7,500	(2)	$389,326

(1)

The value of stock awards granted to the Named Executive Officers has been estimated pursuant to SFAS No. 123(R). The Named Executive Officers will not realize the estimated value of these awards in cash until these awards are vested and sold. For information regarding our valuation of awards of restricted stock, see “Restricted Stock” in Note 5 of our financial statements for the period ended March 31, 2008.

(2)	Consists of 401(k) matching contributions.

(3)	Commenced employment with us on October 9, 2006.

(4)	Commenced employment with us on October 15, 2007.

(5)	Employment with us terminated on April 30, 2007.

(6)	Employment with us terminated on December 31, 2007.

(7)	Includes $2,000 in respect of a car allowance.

(8)	Includes $4,000 in respect of a car allowance.

(9)	Consists of severance payments following termination of employment.

Outstanding Equity Awards at March 31, 2008

	Stock Awards

Name	Number of shares or Units of Stock That Have Not Vested (#)	Market Value of shares or Units of Stock That Have Not Vested ($)

Charlie Tarzian	250,000	$ 720,000

Fred Kaseff	100,000	$ 288,000

Erwin Mevorah	—	—

Brian Murphy	—	—

Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements

          Charles F. Tarzian. On October 9, 2006, the Company entered into an Employment Agreement with Charles F. Tarzian under which Mr. Tarzian joined the Company as its President and Chief Executive Officer. The Employment Agreement with Mr. Tarzian is for a three-year term and provides Mr. Tarzian with (i) an annual base salary of $375,000, (ii) an annual bonus targeted at 50% of his base salary, (iii) an initial award of 200,000 shares of the Company’s common stock under a Restricted Stock Agreement, and (iv) up to an additional 50,000 shares of restricted Common Stock per year based on the achievement of annual targets approved by the Company’s Board of Directors. Pursuant to the Employment Agreement, in the event that Mr. Tarzian’s employment is terminated by the Company without “Cause” or by Mr. Tarzian for “Good Reason”, Mr. Tarzian will be entitled to six months severance pay.

          Fred Kaseff. In connection with his appointment as Chief Financial Offer, Mr. Kaseff entered into a letter agreement with the Company which provides for an annual base salary of $275,000, the issuance to Mr. Kaseff upon the commencement of his employment of 100,000 shares of restricted Common Stock of the Company vesting over a five-year period, and eligibility to receive an annual bonus targeted at 40% of base salary.

          Brian Murphy. Pursuant to an Agreement dated as of December 31, 2007, the Company and Mr. Murphy agreed to Mr. Murphy’s termination of his employment with the Company. Pursuant to the Agreement, the Company agreed to pay Mr. Murphy up to nine months’ of severance payments in the amount of $271,500. Prior to the termination of his employment, Mr. Murphy was employed pursuant to an employment agreement providing for an annual base salary of $362,000.

          Erwin Mevorah. Pursuant to an Agreement dated as of April 30, 2007, the Company and Mr. Mevorah agreed to Mr. Mevorah’s resignation as Chief Financial Officer and the termination of his employment with the Company. Pursuant to the Agreement, the Company (i) paid Mr. Mevorah six months’ of severance payments in the amount of $153,000, and (ii) paid Mr. Mevorah his previously approved bonus of $65,000 plus approximately $11,000 for accrued and unused vacation days. Prior to the termination of his employment, Mr. Mevorah was employed pursuant to an employment agreement providing for an annual base salary of $306,000.

Compensation of Directors

          The following table shows for the Fiscal 2008 certain information with respect to the compensation of all non-employee directors of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (1) ($)	All other compensation ($)	Total ($)

Marc C. Particelli (2)	100,000	16,875	65,141	—	182,016
Herbert M. Gardner (3)	51,500	16,875	12,621	—	80,996
John A. Ward, III (4)	47,000	16,875	12,621	—	76,496
James H. Feeney (5)	39,500	16,875	12,621	5,000	73,996

(1)

The value of option and stock awards granted to directors has been estimated pursuant to SFAS No. 123(R) for options granted and stock awarded in Fiscal 2008. The directors will not realize the estimated value of these awards in cash until these awards are vested, exercised and sold, as applicable. For information regarding our valuation of option awards and stock grants, see Note 5 of our financial statements for the period ended March 31, 2008.

(2)	At March 31, 2008, Mr. Particelli held options to purchase an aggregate of 165,000 shares of Common Stock.

(3)	At March 31, 2008, Mr. Gardner held options to purchase an aggregate of 71,250 shares of Common Stock.

(4)	At March 31, 2008, Mr. Ward held options to purchase an aggregate of 43,750 shares of Common Stock.

(5)	At March 31, 2008, Mr. Feeney held options to purchase an aggregate of 45,000 shares of Common Stock. All other compensation consists of fees for consulting services provided during Fiscal 2008.

          Each of our non-employee Directors receives an annual stipend of $20,000, a fee of $1,500 per Board meeting attended and a fee of $750 per Committee meeting attended. In addition, the Chairmen of the Audit and Compensation Committees receive annual payments of $15,000 and $7,500, respectively.

          In connection with Mr. Tarzian’s appointment as President and Chief Executive Officer in October 2006, the Company’s Board of Directors approved compensation for Mr. Particelli, as the Company’s non-executive Chairman of the Board following such appointment, in the amount of $100,000 per annum, which is in lieu of the $20,000 stipend paid to non-employee directors.

          All Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings. Pursuant to the Company’s 2002 Long-Term Incentive Plan, on April 30, 2007 each of the Company’s non-employee Directors was granted an option to purchase 10,000 shares of Common Stock, exercisable at the fair market value of the shares of Common Stock on the date of grant. During Fiscal 2008, the Board approved the replacement of the annual option grant with the quarterly grant, on the first day of each fiscal quarter, of shares of Common Stock with a value of $7,500 as of the last day of the preceding quarter. The first such grant to the Company’s non-employee directors was effected on July 2, 2007.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

          The Company has a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $50,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

          Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers and directors. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products, and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.

Lease of Optimum Office

          In connection with the Company’s acquisition of its Optimum subsidiary in 1998, the Company entered into an agreement with Thomas Lachenman, a principal stockholder of the Company and former owner of Optimum, for the lease of the Cincinnati principal office of Optimum, which is owned by Mr. Lachenman. The agreement provides for annual rental payments, in the amount of $178,000 for Fiscal 2008, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company’s knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2008, there were no known failures to file a required Form 3, 4 or 5 and, except for one late filing of a Form 4 by each of Charlie Tarzian and Marc Particelli, no known late filings of a required Form 3, 4 or 5 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.

RELATIONSHIP WITH INDEPENDENT AUDITORS

          BDO Seidman, LLP served as the Company’s auditors for Fiscal 2006. On July 26, 2006, the Company was informed by BDO of BDO’s resignation effective upon the completion of their review of the Company’s financial statements for its first fiscal quarter ended June 30, 2006. BDO’s review of the Company’s first quarter financial statements was completed on August 14, 2006. Accordingly, BDO’s resignation became effective on that date.

          The audit reports of BDO on the financial statements of the Company as of March 31, 2006 and 2005 and for the years then ended did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years of the Company and the subsequent interim period through August 14, 2006, there were no disagreements between the Company and BDO as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused BDO to make reference in their reports on the financial statements for such years to the subject matter of the disagreement. Additionally, during the fiscal years ended March 31, 2006 and 2005, and through August 14, 2006, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation
S-K.

          On September 27, 2006, following the approval of its Audit Committee, the Company engaged Grant Thornton LLP, as its independent accountants to audit the Company’s financial statements for its fiscal year ending March 31, 2007. In the Company’s two most recent fiscal years and subsequent interim periods prior to such engagement, the Company had not (itself or through someone acting on its behalf) consulted with Grant Thornton on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

          On January 10, 2007, following the approval of its Audit Committee, the Company, dismissed Grant Thornton as the Company’s independent registered public accounting firm. At the time of such dismissal, Grant Thornton had not audited, or issued any report in respect of, any financial statements of the Company.

          During the two most recent fiscal years of the Company prior to their dismissal and the subsequent interim period through January 10, 2007, there were no disagreements between the Company and Grant Thornton as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference in their reports on the financial statements for such years to the subject matter of the disagreement, had Grant Thornton issued a report with respect to such financial statements, except for matters that were addressed by Grant Thornton in its letter dated January 23, 2007 included as Exhibit 16 to the Company’s Form 8-K/A filing on January 25, 2007. Additionally, during the fiscal years ended March 31, 2006 and 2005, and through January 10, 2007, except as set forth below, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

          In connection with their review of our financial statements for the quarter ended September 30, 2006, Grant Thornton communicated to management and the Company’s Audit Committee the existence of internal control deficiencies that constituted material weaknesses under standards established by the Public Company Accounting Oversight Board. A material weakness is a significant deficiency or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of financial statements will not be prevented or detected. The material weaknesses identified by Grant Thornton were the Company’s:

•	failure to properly monitor and account for state sales and use tax liabilities in various jurisdictions; and

•	misapplication of revenue recognition policies.

          These material weaknesses resulted in the restatement of the Company’s financial statements for the quarter ended June 30, 2006 and the years ended March 31, 2006, 2005 and 2004. To remedy the weakness related to sales and use taxes, the Company retained third-party consultants with expertise in State and local sales and use taxes to further assist it in understanding and properly paying these obligations and recording these obligations on our financial statements.

          In addition, with the May 2007 restatement of the Company’s financial statements, the Company corrected its misapplication of EITF 00-21, “Accounting for Revenue Arrangements with Multiple Deliverables,” to a particular promotional program. Prior to the restatement, the Company’s misapplication of EITF 00-21 had resulted in the premature recording of revenues and related expenses during the fiscal year ended March 31, 2006. This error resulted in the understatement of revenues by approximately $524,000 and an overstatement of operating expenses by approximately $398,000 in the quarter ended June 30, 2006. Originally, the Company had determined that the design of the promotional program itself and the acquiring of participating partners entitled the Company to recognize a portion of the revenues to be generated by this program. The Company subsequently concluded that under EITF 00-21, revenues could only be recognized as certain field events of the program were executed on behalf of clients. Such execution occurred during the period of April 2006 through July 2006. The Company does not expect future errors of this nature to occur in connection with its application of EITF 00-21.

          Grant Thornton also advised the Audit Committee that it believed there existed several other significant deficiencies that in the aggregate constituted material weaknesses. The Company believes the following significant deficiencies identified by Grant Thornton adversely impacted its internal controls during Fiscal 2007:

•	Resource constraints faced by the Company’s accounting department.

•	Excessive reliance on Excel spreadsheets in key areas, including as support for revenue recognition on certain customer contracts.

•	Insufficient controls in monitoring and controlling the posting of journal entries.

•	Ineffective controls over access by information technology personnel to information technology programs and systems.

          The Company’s management and current independent auditors, Lazar Levine & Felix LLP, have discussed the material weaknesses described above with the Company’s Audit Committee. By implementing various remedial measures, management believes it has improved its internal control over financial reporting, and that currently the Company’s internal control over financial reporting is effective based upon the criteria set forth by the Committee of Sponsoring Organizations, or COSO, of the Treadway Commission in “Internal Control – Integrated Framework”. However, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been or will be detected.

          On January 10, 2007, following the approval of its Audit Committee, the Company engaged Lazar Levine, as its independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending March 31, 2007.

          As part of the Company’s process in retaining Lazar Levine, members of the Company’s management met with Lazar Levine and communicated to Lazar Levine the subject matter of accounting issues raised by Grant Thornton with respect to financial statements that had been audited and reviewed, as applicable, by BDO. In addition, the Company provided Lazar Levine with memoranda analyzing such accounting issues. In accordance with the Company’s specific request, Lazar Levine did not make a determination with respect to such matters prior to their engagement by the Company.

          Other than as set forth above, in the Company’s two most recent fiscal years and subsequent interim periods prior to such engagement, the Company has not (itself or through someone acting on its behalf) consulted with Lazar Levine on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Firm Fees

          The following table sets forth the aggregate fees billed to and accrued by the Company for Fiscal 2008 and Fiscal 2007, by Lazar Levine & Felix LLP:

	Fiscal 2008	Fiscal 2007

Audit Fees (for audit of annual financial statements and review of quarterly financial statements)	$293,000	$421,900

Audit-Related Fees (review workpapers of predecessor auditors)	—	64,500

Tax Fees (for federal, State and local tax compliance and planning)	57,000	107,856

All Other Fees (1)	35,000	163,594

Total	$385,000	$757,850

          In addition to the fees set forth above, during Fiscal 2007, the Company paid $290,000 to Grant Thornton for services rendered during the period they served as the Company’s independent auditor.

          It is expected that a representative of Lazar Levine will be present at the Annual Meeting and will be afforded the opportunity to make a statement and respond to appropriate questions from stockholders present at the meeting.

Pre-Approval Policies and Procedures

          The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to the Company by its independent auditor. In accordance with that policy, the Audit Committee approved all non-audit services rendered to the Company by Lazar Levine in Fiscal 2008 and has determined that the provision of non-audit services by such auditors was compatible with maintaining their independence.

EXPENSES

          The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS

          Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company’s Annual Meeting of Stockholders in 2009, stockholder proposals must be received by the Company at its principal executive office no later than April 15, 2009 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. To be presented at the Company’s Annual Meeting of Stockholders in 2009, such a proposal must be received by the Company after June 20, 2009 but no later than July 22, 2009. However, if the date of the Company’s Annual Meeting of Stockholders in 2009 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 19, 2009 or after October 18, 2009), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present the proposal at such meeting, the Company need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to the Secretary of the Company at 75 Ninth Avenue, New York 10011.

By Order of the Board of Directors

Marc C. Particelli
Chairman of the Board

New York, New York
August 13, 2008

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO COACTIVE MARKETING GROUP, INC., 75 NINTH AVENUE, NEW YORK, NEW YORK 10011, ATTENTION CORPORATE SECRETARY.

EXHIBIT A

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
COACTIVE MARKETING GROUP, INC.

Under Section 242 of the Delaware General
Corporation Law

          Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being the President and Chief Executive Officer of CoActive Marketing Group, Inc., does hereby certify that:

          FIRST: The name of the corporation is CoActive Marketing Group, Inc. (hereinafter referred to as the “Corporation”).

          SECOND: The Certificate of Incorporation of the Corporation is hereby amended to change the name of the Corporation, so that Article FIRST of the Certificate of Incorporation of the Corporation is amended to read as follows:

“FIRST: The name of the corporation is ‘mktg, inc.’”

          THIRD: This amendment to the Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors and by a majority of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation this ____ day of September, 2008.

By:

Charles F. Tarzian,
President and Chief Executive Officer

A-1

EXHIBIT B

COACTIVE MARKETING GROUP, INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

1.	GENERAL.

          (a) The purpose of the Plan is to provide a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan is intended to permit the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.

          (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	ADMINISTRATION.

          (a) The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

          (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                    (i) To determine how and when Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering comprised of such Purchase Rights (which need not be identical).

                    (ii) To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.

                    (iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Purchase Rights fully effective.

                    (iv) To settle all controversies regarding the Plan and Purchase Rights granted under it.

                    (v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Purchase Right granted while the Plan is in effect except with the written consent of the affected Participant.

                    (vi) To amend the Plan in any respect the Board deems necessary or advisable. However, except as provided in Section 12(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) only to the extent required by applicable law or listing requirements. Except as provided above, the rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except: (i) with the consent of the person to whom such Purchase Rights were granted, or (ii) as necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans).

                    (vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

                    (viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

          (c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

          (d) All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

          (a) Subject to the provisions of Section 12(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed three hundred thousand (300,000) shares.

          (b) If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.

          (c) The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	GRANT OF PURCHASE RIGHTS; OFFERING.

          (a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8.

          (b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

          (c) The Board shall have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on any Purchase Date within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering shall terminate immediately following the purchase of shares of Common Stock on such Purchase Date, and (ii) Participants in the terminated Offering automatically shall be enrolled in the Offering that commences immediately after such Purchase Date.

5.	ELIGIBILITY.

          (a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

          (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

                    (i) the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

                    (ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

                    (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

          (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

          (d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

          (e) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.	PURCHASE RIGHTS; PURCHASE PRICE.

          (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%) of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

          (b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

          (c) In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

          (d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

                    (i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

                    (ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	PARTICIPATION; WITHDRAWAL; TERMINATION.

          (a) A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. To the extent specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to each Purchase Date of the Offering.

          (b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

          (c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

          (d) Purchase Rights shall not be transferable by a Participant except by will, the laws of descent and distribution, or by a beneficiary designation as provided in Section 10. During a Participant’s lifetime, Purchase Rights shall be exercisable only by such Participant.

          (e) Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

8.	EXERCISE OF PURCHASE RIGHTS.

          (a) On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

          (b) If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 7(b), or is not eligible to participate in such Offering, as provided in Section 5, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering without interest.

          (c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock) shall be distributed to the Participants without interest.

9.	COVENANTS OF THE COMPANY.

          The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

10.	DESIGNATION OF BENEFICIARY.

          (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. Any such designation shall be on a form provided by or otherwise acceptable to the Company.

          (b) The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	MISCELLANEOUS PROVISIONS.

          (a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

          (b) The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

          (c) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

          (d) A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

12.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

          (a) In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to outstanding Purchase Rights, and (iv) the class(es) and number of securities imposed by purchase limits under each ongoing Offering. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

          (b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation (or its parent company)does not assume or continue such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within ten (10) business days prior to the Corporate Transaction under any ongoing Offerings, and the Participants’ Purchase Rights under the ongoing Offerings shall terminate immediately after such purchase.

13.	TERMINATION OR SUSPENSION OF THE PLAN.

          (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b) Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code.

14.	EFFECTIVE DATE OF PLAN.

          The Plan shall become effective on the d on which the stockholders of the Company approve this Plan, which approval shall be within twelve (12) months of the date the Plan is adopted by the Board.

15.	DEFINITIONS.

          As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

          (a) “Board” means the Board of Directors of the Company.

          (b) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without the receipt of consideration” by the Company.

          (c) “Code” means the Internal Revenue Code of 1986, as amended.

          (d) “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

          (e) “Common Stock” means the common stock of the Company.

          (f) “Company” means CoActive Marketing Group, Inc., a Delaware corporation.

          (g) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

          (h) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                    (i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

                    (ii) the consummation of a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

                    (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

                    (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

          (i) “Director” means a member of the Board.

          (j) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

          (k) “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

          (l) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (n) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

                    (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

          (o) “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

          (p) “Offering Date” means a date selected by the Board for an Offering to commence.

          (q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

          (s) “Plan” means this CoActive Marketing Group, Inc. 2008 Employee Stock Purchase Plan.

          (t) “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

          (u) “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

          (v) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

          (w) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code.

          (x) “Securities Act” means the Securities Act of 1933, as amended.

          (y) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including an established stock exchange, is open for trading.

EXHIBIT C

COACTIVE MARKETING GROUP, INC.

AMENDED AND RESTATED
2002 LONG-TERM INCENTIVE PLAN

I.	Purpose

          The purpose of the CoActive Marketing Group, Inc. 2002 Long-Term Incentive Plan (the “Plan”) is to attract, retain and motivate, and provide incentives to, employees, officers, directors and consultants of the Corporation, and to thereby increase overall shareholder value. The Plan generally provides for the granting of stock, stock options, stock appreciation rights, restricted shares or any combination of the foregoing to the eligible participants.

II.	Definitions

                    (a) “Award” includes, without limitation, stock options (including incentive stock options within the meaning of Section 422(b) of the Code) with or without stock appreciation rights, dividend equivalent rights, stock awards, restricted share awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock (“other Common Stock-based Awards”), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

                    (b) “Award Agreement” means a written agreement setting forth the terms and conditions of each Award made under this Plan.

                    (c) “Board” means the Board of Directors of the Corporation.

                    (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

                     (e) “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan or if no such committee is designated, the Board.

                     (f) “Common Stock” means the common stock, $.001 par value, of the Corporation.

                     (g) “Corporation” means CoActive Marketing Group, Inc., a Delaware corporation.

                     (h) “Employee” means an employee of the Corporation or a Subsidiary.

                     (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                     (j) “Fair Market Value” means the closing price for the Common Stock as officially reported on the relevant date (or if there were no sales on such date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or, if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board (whose determination shall be conclusive), based on the best information available to it.

                     (k) “Participant” means an Employee, officer, director or consultant who has been granted an Award under the Plan.

                     (l) “Plan Year” means a twelve-month period beginning with April 1 of each year.

                     (m) “Reload Option” shall have the meaning set forth in Section VI.(c).

                     (n) “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

III.	Eligibility

          Any Employee, officer, director or consultant of the Corporation or Subsidiary selected by the Committee is eligible to receive an Award.

IV.	Plan Administration

                     (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Board, or the Committee to the extent determined by the Board, shall periodically make determinations with respect to the participation of Employees, officers, directors and consultants in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards, including vesting schedules, price, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant.

                     (b) The Committee shall have authority to interpret and construe the provisions of the Plan and any Award Agreement and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s Certificate of Incorporation, as it may be amended from time to time.

                     (c) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited. The Committee shall have the authority to accelerate the vesting of any Award and the times at which any Award becomes exercisable.

V.	Capital Stock Subject to the Provisions of this Plan

                    (a) The capital stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of Section X, and subject to Section V(c) below, the total number of shares of Common Stock available for grants of Awards shall not exceed 1,650,000.

                    (b) The grant of a restricted share Award shall be deemed to be equal to the maximum number of shares which may be issued under the Award. Awards payable only in cash will not reduce the number of shares available for Awards granted under the Plan.

                     (c) There shall be carried forward and be available for Awards under the Plan, in addition to shares available for grant under paragraph (a) of this Section V, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section V; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

VI.	Awards Under This Plan

                    As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

                     (a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

                     (b) Incentive Stock Option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor section as it may be amended from time to time. Subject to adjustment in accordance with the provisions of Section X, the aggregate number of shares which may be subject to incentive stock option Awards under this Plan shall not exceed 750,000, subject to Section V above. To the extent that Section 422 of the Code requires certain provisions to be set forth in a written plan, said provisions are incorporated herein by this reference.

                     (c) Reload Options. If a Participant tenders shares of Common Stock to pay the exercise price of a stock option, and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, the Participant may receive, at the discretion of the Committee, a new “Reload Option” equal to the sum of the number of shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes. Reload Options may be any type of option permitted under the Plan and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee, from time to time.

                     (d) Stock Appreciation Right. A right, which may or may not be contained in the grant of a stock option or incentive stock option, to receive in cash (or its equivalent value in Common Stock) the excess of the Fair Market Value of a share of Common Stock on the date the right is surrendered over the option exercise price or other price specified in the Award Agreement.

                     (e) Restricted Shares. The issuance of Common Stock to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

                     (f) Dividend or Equivalent. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

                     (g) Stock Award. The issuance of Common Stock, which may be on a contingent basis, to a Participant.

                     (h) Other Stock-Based Awards. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this Section VI.

VII.	Award Agreements

          Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Corporation and Participant.

VIII.	Other Terms and Conditions

                    (a) Assignability. Unless provided to the contrary in any Award, no Award shall be assignable or transferable except by will or by the laws of descent and distribution and during the lifetime of a Participant, the Award shall be exercisable only by such Participant.

                     (b) Termination of Employment or Other Relationship. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant’s employment or other relationship with the Corporation or a Subsidiary.

                     (c) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

                     (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

                     (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) pursuant to a broker-assisted “cashless exercise” program if established by the Corporation; (iv) by a combination of the methods described in (i) through (iii) above; or (v) by such other methods as the Committee may deem appropriate.

                     (f) Withholding. Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

                     (g) Maximum Awards. The maximum number of shares of Common Stock that may be issued to any single Participant pursuant to options under this Plan in any single Plan Year is 300,000.

IX.	Termination, Modification and Amendments

                    (a) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting.

                    (b) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not make any material amendments to the Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting.

                     (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by an Award without the consent of the recipient thereof.

X.	Recapitalization

          The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award and by each option award granted and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

XI.	No Right to Employment

          No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any other relationship with, the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

XII.	Governing Law

          To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

XIII.	Savings Clause

          This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

XIV.	Effective Date and Term

          The effective date of this Plan is July 1, 2002. The Plan shall terminate on June 30, 2012. No awards shall be granted after the termination of the Plan.

PROXY

COACTIVE MARKETING GROUP, INC.

75 Ninth Avenue, New York, New York 10011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 18, 2008

          The undersigned hereby appoints Marc C. Particelli and Charles F. Tarzian, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of CoActive Marketing Group, Inc. (the “Company”) to be held on September 18, 2008, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

COACTIVE MARKETING GROUP, INC.

SEPTEMBER 18, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. ↓
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election Of Directors:			2.	For the approval of an amendment to the Company’s Certificate of Incorporation changing the Company’s name to ‘mktg, inc.’	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐	FOR ALL NOMINEES	NOMINEES:
		¡	James H. Feeney
☐	WITHHOLD AUTHORITY	¡	Herbert M. Gardner	3.	For the approval of the Company’s 2008 Employee Stock Purchase Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR ALL NOMINEES	¡	Marc C. Particelli
		¡	Charles F. Tarzian
☐	FOR ALL EXCEPT (See instructions below)	¡	John A. Ward, III	4.	For the approval of an increase in the number of shares of Common Stock available under the Company’s 2002 Long-Term Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

				5.	On such other matters as may properly come before the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				If no specification is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4 listed above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder: __________________  Date:_______  Signature of Stockholder: __________________  Date:_______

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.